Exhibit 10.3

                            INVESTOR RIGHTS AGREEMENT


     This INVESTOR RIGHTS AGREEMENT, dated _________, 200__ (the "Agreement"), is entered into by and among Metaldyne Corporation, a Delaware corporation (the "Company"), and [DaimlerChrysler Corporation, a Delaware corporation] (the "Initial Holder[s]")1.

     The Company and the Initial Holder[s] are parties to (i) the Amended and Restated Operating Agreement, dated as of _________, 200__ (the "Operating Agreement"), and (ii) the Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement" and, together with the Operating Agreement, the "Transaction Documents"), which provide for the sale by the Company to the Initial Holder[s] of 644,540 shares of the Company's Series A-1 Preferred Stock, par value $1.00 per share, having the terms set forth in the Certificate of Designation (as defined below) (the "Securities"). As an inducement to the Initial Holder[s] to enter into the Transaction Documents, the Company has agreed to provide to the Initial Holder[s] and [its] [their] direct and indirect transferees the investor rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Metaldyne Call Option Closing (as defined in the Operating Agreement) under the Transaction Documents.

     In consideration of the foregoing, the parties hereto agree as follows:

Section 1. Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, where "control" means, with respect to any Person, the possession, directly or indirectly, of the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.


----------

1 To be modified to reflect actual holders at the time of Metaldyne Call Option Closing.

     "Certificate of Designation" shall mean the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Series A-1 Preferred Stock and the Series A-2 Preferred Stock and Qualifications, Limitations or Restrictions Thereof, filed with the Secretary of State of the State of Delaware on ______, 200__, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

     "Default Period" shall have the meaning set forth in Section 2(d) hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Exchange Date" shall have the meaning set forth in Section 2(a)(ii) hereof.

     "Exchange Indenture" shall have the meaning set forth in the Certificate of Designation.

     "Exchange Notes" shall mean, individually and collectively, the Series A Notes and the Series B Notes under the Exchange Indenture.

     "Exchange Offer" shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

     "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Exchange Securities" shall mean the Series A-2 Preferred Stock issued by the Company under the Certificate of Designation containing terms identical to the Securities (except for restrictions on transfer) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer; provided, however, that in the event the Securities have been exchanged for Series A Exchange Notes in accordance with the Certificate of Designation, "Exchange Securities" shall mean the Series B Exchange Notes issued by the Company under the Exchange Indenture containing terms identical to the Series A Exchange Notes (except for restrictions on transfer) and to be offered to Holders of Series A Exchange Notes in exchange for Series A Exchange Notes pursuant to the Exchange Offer.

     "GAAP" shall mean accounting principles generally accepted in the United States as in effect from time to time.

     "Holders" shall mean the Initial Holder[s], for so long as [it] [they] own[s] any Registrable Securities, and each of [its] [their] successors, assigns and direct and indirect transferees who become an owner of Registrable Securities.

     "Indemnified Person" shall have the meaning set forth in Section 6(c) hereof.

     "Indemnifying Person" shall have the meaning set forth in Section 6(c) hereof.

     "Initial Holder[s]" shall have the meaning set forth in the preamble.

     "Inspector" shall have the meaning set forth in Section 3(l) hereof.

     "Majority Holders" shall mean the Holders of a majority of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned directly or indirectly by the Company or any of its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein. This term, except where the context otherwise requires, shall also include any prospectus (or any amendment or supplement thereto) filed with the SEC pursuant to Section 5 hereof.

     "Purchase Agreement" shall have the meaning set forth in the preamble.

     "Registrable Securities" shall mean the Securities or, in the event the Securities have been exchanged for Series A Exchange Notes in accordance with the Certificate of Designation, the Series A Exchange Notes; provided that the Securities or the Series A Exchange Notes, as the case may be, shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities or Series A Exchange Notes, as the case may be, has been declared effective under the Securities Act and such Securities or Series A Exchange

Notes, as the case may be, have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities or Series A Exchange Notes, as the case may be, have been sold pursuant to Rule 144 or are eligible for resale pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
144A) under the Securities Act or (iii) when such Securities or Series A Exchange Notes, as the case may be, cease to be outstanding.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Exchange Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee (as defined below) and its counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Holder[s]) and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "comfort" letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

     "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities" shall have the meaning set forth in the recitals.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Series A Exchange Notes" shall mean the Series A Notes under the Exchange Indenture.

     "Series A-2 Preferred Stock" shall mean the Company's Series A-2 Preferred Stock, par value $1.00 per share, having the terms set forth in the Certificate of Designation.

     "Series B Exchange Notes" shall mean the Series B Notes under the Exchange Indenture.

     "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company that covers all the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Staff" shall mean the staff of the SEC.

     "Transaction Documents" shall have the meaning set forth in the preamble.

     "Trigger Date" shall mean the date on which the Initial Holder[s] make[s] a written demand of the Company to commence the registration process, which written demand includes a statement that the Initial Holder[s] [has] [have] sold at least 25% of the outstanding Registrable Securities to any Person or Persons other than Affiliates of the Initial Holder[s].

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time.

     "Trustee" shall mean the trustee with respect to the Exchange Notes under the Exchange Indenture.

     "Underwriter" shall have the meaning set forth in Section 3 hereof.

     "Underwritten Offering" shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

Section 2. Registration Under the Securities Act.

     (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, following the Trigger Date, the Company shall use its reasonable best efforts to

(i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (ii) have such Registration Statement remain effective until the closing of the Exchange Offer. The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use its reasonable best efforts to complete the Exchange Offer not later than 60 days after such effective date.

     The Company shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

     (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

     (ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (each, an "Exchange Date");

     (iii) that any Registrable Security not tendered will remain outstanding and continue to accrue dividends but will not retain any rights under this Agreement;

     (iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

     (v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Registrable Securities exchanged.

     As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the pro-visions of the Securities Act, (iii) it is not an "affiliate" (within the meaning of Rule 405 under Securities Act) of the Company and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such Exchange Securities.

     As soon as practicable after the last Exchange Date, the Company shall:

     (i) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

     (ii) cancel all Registrable Securities or portions thereof so accepted for exchange by the Company, and issue and promptly deliver to each Holder Exchange Securities equal in amount to the amount of the Registrable Securities surrendered by such Holder.

     The Company shall use its reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

     (b) In the event that (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by 210 days after the Trigger Date or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Initial Holder[s] a Registration Statement must be filed and a Prospectus must be delivered by the Initial Holder[s] in connection with any offering or sale of Registrable Securities held by the Initial Holder[s], the Company shall use its reasonable best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof (or Initial Holder[s] that [is a holder] [are holders] thereof in the case of a Shelf Registration Statement filed pursuant to clause (iii) of this sentence) and to have such Shelf Registration Statement declared effective by the SEC.

     In the event that the Company is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company shall use its reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration
State-
ment with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Holder[s] after completion of the Exchange Offer. The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company further agrees to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder[s], and to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

     (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any court or other governmental or regulatory agency or body, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

     In the event that either the Exchange Offer is not completed or a Shelf Registration Statement, if required hereby, is not declared effective by the SEC within 210 days of the Trigger Date, Holders of Registrable Securities will be entitled to liquidated damages on each share of Registrable Securities equal to $0.25 for each 90-day period (pro rated based on the number of days actually elasped) until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Registrable Securities become freely tradable under the Securities Act (the period beginning on the 211th day after the Trigger Date and ending on the date of completion of the Exchange Offer or the effective date of the Shelf Registration Statement or the date on which the Registrable Securities become freely tradable under the Securities Act, as the case may be, the "Default Period"); provided, however, that if, for any reason, the Company does not pay such liquidated damages within five Business Days after the end of the Default Period, the dividend rate or interest rate, as applicable, on the Registrable Securities will be deemed to have been increased by 1.00% per annum during the Default Period (and the Company shall be released from its obligation to pay such liquidated damages).

     (e) Without limiting the remedies available to the Initial Holder[s] and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Holder[s] or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Holder[s] or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

Section 3. Registration Procedures.

     In connection with its obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company shall as expeditiously as possible:

     (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

     (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with
Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

     (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Holder[s], to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

     (d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with the Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

     (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for such Holders and counsel for the Initial Holder[s] promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

     (f) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

     (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

     (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Certificate of Designation) as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

     (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(iii) or 3(e)(v) hereof, use its reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

     (j) a reasonable time prior to the filing of any Shelf Registration Statement, any related Prospectus, any amendment to a Shelf Registration Statement or amendment or supplement to a related Prospectus or of any document that is to be incorporated by reference into a Shelf Registration Statement or a related Prospectus after initial filing of a Shelf Registration Statement, provide copies of such document to the Initial Holder[s] and [its] [their] counsel and to the Holders of Registrable Securities and their counsel and make such of the representatives of the Company as shall be reasonably requested by the Initial Holder[s] or [its] [their] counsel or the Holders of Registrable Securities or their counsel available for discussion of such document; and the Company shall not at any time after initial filing of a Shelf Registration Statement file any amendment to the Shelf Registration Statement, any related Prospectus or any amendment of or supplement to a Shelf Registration Statement or a related Prospectus or any document that is to be incorporated by reference into a Shelf Registration Statement or a related Prospectus, of which the Initial Holder[s] and [its] [their] counsel and the Holders of Registrable Securities and their counsel shall not have previously been advised and furnished a copy or to which the Initial Holder[s] or [its] [their] counsel or the Holders or their counsel shall reasonably object;

     (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

     (l) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an "Inspector"), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Company as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter;

     (m) in the case of a Shelf Registration, use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

     (n) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing;

     (o) as soon as reasonably practicable following the end of any fiscal year during which a Registration Statement shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act;

     (p) in the case of a Shelf Registration, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities sold pursuant to a Shelf Registration Statement and not bearing any restrictive legend and to enable certificates for such Registrable Securities to be issued in such denominations and registered in such names as the Holders may reasonably request; and

     (q) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

     In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

     The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering and shall be reasonably acceptable to the Company.

     At the time of any registration of Securities under this Agreement, the Company shall simultaneously register the Exchange Notes under the same Registration Statement that covers the Securities and qualify the Exchange Indenture under the Trust Indenture Act so as to permit the issuance of the Exchange Notes on a registered basis should the Company subsequently exercise its rights under Section 4 of the Certificate of Designation to effect the exchange of the Securities and Series A-2 Preferred Stock for the Exchange Notes as provided in Section 4 of the Certificate of Designation.

Section 4. Suspension.

     (a) Notwithstanding any of the other provisions of this Agreement, but subject to Section 4(c) hereof, in the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of a written notice from the Company of the happening of any event of the kind described in
Section 3(e)(iii) or 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof and, if so directed by the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such written notice. If the Company shall give any such written notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement pursuant to this Section 4(a), the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

     (b) Notwithstanding any of the other provisions of this Agreement, but subject to Section 4(c) hereof, the Company shall have the right on one or more occasions to delay the filing, amendment or effectiveness of a Shelf Registration Statement or, if the Shelf Registration Statement has become effective, to suspend the distribution or disposition of each Holder's Registrable Securities pursuant to such Registration Statement in the event that the board of directors of the Company determines in its reasonable good faith judgment that (i) the filing, declaration of effectiveness or continued effectiveness of such Shelf Registration Statement at such time would require the Company to disclose therein a proposed or consummated financing, reorganization or recapitalization, or pending or consummated negotiations relating to a merger, consolidation, acquisition or similar transaction or other business transaction, or other material event, which would otherwise adversely affect the Company or (ii) pro forma and/or historical financial statements meeting the requirements of the Securities Act as a result of any transaction described in clause (i) above are not available at such time. Any delay or suspension period pursuant to this Section 4(b) shall begin on the date specified in a written notice given by the Company to the Holders and shall end on the date specified in a subsequent written notice given by the Company to the Holders. If the Company shall ex-ercise its right to delay the filing, amendment or effectiveness of a Shelf Registration Statement or to suspend the distribution or disposition of each Holder's Registrable Securities pursuant to such Registration Statement pursuant to this Section 4(b), the period within which such Shelf Registration Statement must be declared effective or during which the effectiveness of such Shelf Registration Statement must be maintained pursuant to this Agreement shall be extended by the number of days of the delay or suspension period.

     (c) The Company may give a delay or suspension notice pursuant to Section 4 hereof at any time and from time to time; provided that the aggregate of all delay and suspension periods during any 365-day period shall not exceed 90 days.

Section 5. Other Rights.

     (a) Board Observer Rights. Subject to Sections 5(c), 5(d) and 5(e) below, for so long as the Initial Holder[s] and [its] [their] Affiliates beneficially own at least $5 million in initial aggregate liquidation preference of Securities or Series A-2 Preferred Stock, the Initial Holder[s] shall be entitled to designate one representative to (i) receive notices of meetings of the Company's Board of Directors at the same time and in the same manner that the members of the Company's Board of Directors shall receive such notices, (ii) attend such meetings and (iii) receive copies of any materials provided to the members of the Company's Board of Directors except to the extent that such materials relate to matters described in Section 5(c) below. The observer rights provided by this Section 5(a) may be declined by the Initial Holder[s] in [its] [their] sole discretion for such period or periods of time as it wishes; provided that no such decline shall prevent the Initial Holder[s] from electing to exercise such observer rights in future periods. The observer rights provided by this Section 5(a) shall not be assignable to any Person, except to Affiliates of the Initial Holder[s].

     (b) Information Rights. Subject to Sections 5(c), 5(d) and 5(e) below, for so long as the Initial Holder[s] and [its] [their] Affiliates beneficially own at least $5 million in initial aggregate liquidation preference of Securities or Series A-2 Preferred Stock, the Initial Holder[s] will be entitled to receive
(i) annual consolidated balance sheets and statements of income, stockholders' equity and cash flows of the Company within 90 days after the end of each fiscal year of the Company, prepared in accordance with GAAP; (ii) quarterly consolidated balance sheets and statements of income, stockholders' equity and cash flows of the Company within 45 days after the end of each fiscal quarter of the Company, prepared in accordance with GAAP; and (iii) such other information as the Initial Holder[s] may from time to time reasonably request concerning the condition or operations, financial or otherwise, of the Company; provided, however, that the Company will not be required to provide the Initial Holder[s] with the information contemplated by clauses (i) and (ii) above during any period in which the Company is subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

     (c) Exclusion. Notwithstanding Section 5(a) above, the Company shall be permitted to notify the Initial Holder[s] and [its] [their] Affiliates that they are to be excluded from any meeting (or any portion thereof) of the Company' Board of Directors that (i) involves matters relating to competitors of the Initial Holder[s] or [its] [their] Affiliates, (ii) involves matters pertaining to the Company's relationship with the Initial Holder[s] or [its] [their] Affiliates, (iii) based upon advice of counsel, raises anti-competitive or antitrust concerns, or similar concerns under any laws or policies of any government or instrumentality thereof or (iv) otherwise involves matters that, in the reasonable judgment of the Company, if known to the Initial Holder[s] or [its] [their] Affiliates, could have an adverse impact on the Company's business, commercial relationships or business plans or strategies.

     (d) Confidentiality; Limitations on Use. Notwithstanding Sections 5(a) and 5(b) above, the Initial Holder[s] agree[s] that neither it nor any of its representatives will (i) disclose to any third party any information provided to it or any of its representatives by the Company hereunder which is not generally available to the public, except with the prior express approval of the Company or as may be required by applicable law or (ii) use any information provided to [it] [them] or any of [its] [their] representatives by the Company hereunder for any purpose other than monitoring its investment in the Securities or Series A-2 Preferred Stock.

     Notwithstanding Sections 5(a) and 5(b) above, access to highly confidential proprietary information and facilities need not be provided by the Company, nor shall the Company be required to provide information to the Initial Holder[s] or any other Holder that is a competitor (or an Affiliate of a competitor) or reasonably likely to become a competitor (or an Affiliate of a competitor) of the Company or any of [its] [their] subsidiaries.

     (e) No Liability for Insider Trading. Notwithstanding any other provision of this Agreement, in no event shall the Company or any of [its] [their] Affiliates be responsible for any liability to which any Holder or any of [its] [their] Affiliates may be subject by reason of trading in securities of the Company at a time when it is in possession of material non-public information.

Section 6. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless the Initial Holder[s] and each Holder, their respective Affiliates and each Person, if any, who controls the Initial Holder[s] or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted), joint or several, (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Holder[s] or any Holder furnished to the Company in writing through the Initial Holder[s] or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective Affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Holder[s] and the other selling Holders, their respective Affiliates, the directors of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company, the Initial Holder[s] and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the

Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for the Initial Holder[s], [its] [their] Affiliates and any control Persons of such Initial Holder[s] shall be designated in writing by the Initial Holder[s], (y) for any Holder[s], its Affiliates and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on claims that are the subject matter of such proceeding and
(B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering of the Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     (g) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Holder[s] or Holder[s], their respective Affiliates or any Person controlling the Initial Holder[s] or any Holder[s], or by or on behalf of the Company, their respective Affiliates or the officers or directors of or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

Section 7. Miscellaneous.

     (a) No Inconsistent Agreements. The Company represents, warrants and agrees that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company under any other agreement and (ii) the Company has not entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Initial Holder[s].

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder[s], at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(c), which address initially is, with respect to the Initial Holder[s], [DaimlerChrysler Corporation, 1000 Chrysler Drive, Auburn Hills, Michigan 48326,
Attention: General Counsel, Facsimile: (248) 512-1771], with a copy to Jones, Day, Reavis & Pogue, 77 W. Wacker, Suite 3500, Chicago, Illinois 60601,
Attention: Elizabeth C. Kitslaar, Facsimile: (312) 782-8585; and (ii) if to the Company, at the Company's address, which address initially is Metaldyne Corporation, 77603 Halyard Drive, Plymouth, Michigan 48170, Attention: Thomas A. Amato and R. Jeffrey Pollock, Facsimile: (734) 207-6741 and (734) 207-6797, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005,
Attention: W. Leslie Duffy and Jonathan A. Schaffzin, Facsimile: (212) 269-5420, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Holder[s] (in [its] [their] capacity as Initial Holder[s]) shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

     (e) Purchases and Sales of Registrable Securities. The Company shall not, and shall use its reasonable best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Registrable Securities.

     (f) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Holder[s], on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY HEREBY AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     (j) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. This Agreement may not be amended or modified except by a writing executed by each of the parties hereto. Section headings herein are for convenience only and are not a part of this Agreement. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company and the Initial Holder[s] shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

                     [Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             METALDYNE CORPORATION

                             By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                             [DAIMLERCHRYSLER CORPORATION]

                             By:
                                  ----------------------------------------------
                                  Name:
                                  Title: